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                           [THE STATE OF TEXAS SEAL]

                            State Securities Board

                         208 E. 10th Street, 6th Floor
                             Austin, Texas 78701
                             Phone (512) 305-8300
                             FAX (512) 306-8310
                           http://www.ssb.state.tx.us

                              January 17, 2002

Phillip A. Wylie
Snell, Brannian & Trent, P.C.
8150 North Central Expressway, Suite 1800
Dallas, Texas 75206

RE: CAP ROCK ENERGY CORPORATION AND
    CAP ROCK ELECTRIC COOPERATIVE

Dear Mr. Wylie:

The State Securities Board of Texas has completed its review of information provided by Cap Rock Energy Corporation. Based on this information, the Enforcement Division has determined not to take action in regard to either Cap Rock Electric Cooperative or Cap Rock Energy Corporation.

If you have any questions regarding this matter, please feel free to contact me at (512) 305-8300.

                                       Very truly yours,

                                       DENISE VOIGT CRAWFORD
                                       Securities Commissioner

                                       /s/ Joseph Rotunda

                                       Joseph Rotunda
                                       Attorney
                                       Enforcement Division